J.P.   Morgan Institutional   Funds
Supplement  dated  April  12,  2000,  to  the  following Prospectus:

J.P. Morgan Institutional U.S. Equity Funds, dated March 1, 2000

The second paragraph under the heading "Portfolio Management" on page 3 with respect to J.P. Morgan Institutional U.S. Equity Fund is hereby replaced with the following:


     The portfolio management team is comprised of 23 research analysts, who select stocks in their respective sectors using the investment process described on page 12. Henry D. Cavanna, managing director, and Bradford L. Frishberg, vice president, oversee the portfolio and manage its cash flows. Mr. Cavana joined the team in February of 1998, and has been at J.P. Morgan since 1971. He served as manager of U.S. equity portfolios prior to managing the fund. Mr. Frishberg has been at J.P. Morgan since 1996 and is a portfolio manager in the equity and balanced groups. Prior to joining J.P. Morgan, he managed portfolios for Aetna Investment Management in Hong Kong.